STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement ("Agreement") is entered into this 23rd day of August, 1999 by and between Hudson Consulting Group, Inc. ("Hudson") a Nevada corporation with principal offices located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, and Kelly's Coffee Group, Inc., a Colorado corporation ("Kelly's Coffee") with principal offices located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101.

         WHEREAS, Hudson desires to sell to Kelly's Coffee One Hundred Thousand (100,000) restricted shares of the common stock of Eagle Wireless International, Inc. ("Eagle Wireless Shares").

         WHEREAS, Hudson also desires to acquire from Kelly's Coffee all the necessary records of Kelly's Coffee Group, Inc. ("Kelly's Coffee ") which will allow Hudson to assist Kelly's Coffee in bringing current all of the reports required under all applicable state and federal securities law ("Records");

         WHEREAS, Hudson owns or will own the Eagle Wireless Shares and requires in its possession all the Records which would allow Hudson to assist Kelly's Coffee in bringing current all of the reports required under all applicable state and federal securities laws; and

         WHEREAS, Kelly's Coffee will pay One Hundred Thousand Dollars ($100,000) to Hudson in exchange for delivery of all certificates in negotiable form representing the Eagle Wireless Shares; and Kelly's Coffee will deliver to Hudson all the necessary Records.

         NOW, THEREFORE with the above being incorporated into and made a part hereof for the mutual consideration set out herein and, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. EXCHANGE. Kelly's Coffee will wire transfer $100,000 to Hudson or assigns on August 27, 1999 and Hudson will:

         a. Overnight the Eagle Wireless Shares represented by the following certificate No. EW 0765 with all the necessary executed medallion stock powers and corporate resolutions transferring ownership to Kelly's Coffee for delivery no later than August 31, 1999; and

         b. Kelly's Coffee will overnight the Records necessary for Hudson to assist Kelly's Coffee in bringing current all of Kelly's Coffee 's state and federal securities filings.

2. EXCHANGE OF SHARES. On or before the closing date, set herein to be August 27, 1999 the above-mentioned Eagle Wireless Shares and the Records shall be delivered to Kelly's Coffee.

3. TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

         A.       BY HUDSON OR KELLY'S COFFEE:

                  (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in judgement of such Board of


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



                  Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

                  (2) If the Closing shall have not occurred prior to August 31, 1999, or such later date as shall have been approved by parties hereto, other than for reasons set forth herein.

         B.       BY KELLY'S COFFEE:

                  (1) If Hudson shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representations or warranties of Hudson contained herein shall be inaccurate in any material respect; or

         C.       BY HUDSON:

                  (1) If Kelly's Coffee shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Kelly's Coffee contained herein shall be inaccurate in any material respect;

         In the event this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and each party shall bear its own costs as well as the legal, accounting, printing, and other costs incurred in connection with negotiation, preparation and execution of the Agreement and the transactions herein contemplated.

4.  REPRESENTATIONS  AND  WARRANTIES  OF HUDSON.  Hudson hereby  represents  and
warrants  that   effective  this  date  and  the  Closing  Date,  the  following representations are true and correct:

         A. AUTHORITY. Hudson has the full power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement.

         B. NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Hudson to which Hudson is a party and has been duly authorized by all appropriate and necessary action.

         C. DELIVERANCE OF SHARES. As of the Closing Date, the Eagle Wireless Shares to be delivered to Kelley's Coffee will be restricted and constitute valid and legally issued shares of Eagle Wireless, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Eagle Wireless restricted stock.

         D. NO CONFLICT WITH OTHER INSTRUMENT. The execution of this agreement will not violate or breach any document, instrument, agreement, contract or commitment material to Hudson.

         E. NO REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF HUDSON. Hudson makes no representations as to the financial condition of Eagle Wireless International,Inc.


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



5. REPRESENTATIONS AND WARRANTIES OF KELLY'S COFFEE.

         Kelly's Coffee hereby represents and warrants that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

         A. CORPORATE AUTHORITY. Kelly's Coffee has the full corporate power and authority to enter this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Kelly's Coffee has duly authorized the execution, delivery, and performance of this Agreement.

         B. NO CONFLICT WITH OTHER INSTRUMENTS. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Kelly's Coffee to which Kelly's Coffee is a party and has been duly authorized by all appropriate and necessary action.

         C. NO CONFLICT WITH OTHER INSTRUMENT. The execution of this agreement will not violate or breach any document, instrument, agreement, contract or commitment material to Kelly's Coffee.

         D. NO ACTION AGAINST HUDSON. Kelly's Coffee will not take any legal action against Hudson for any actions Hudson took as a result of its role as a controlling shareholder, director or officer of Eagle Wireless, International.

         6. CLOSING. The Closing as herein referred to shall occur upon such date as the parties hereto may mutually agree upon, but is expected to be on or before August 31, 1999.

         At closing Kelly's Coffee will deliver $100,000 and its Records to Hudson, and Hudson will deliver the Eagle Wireless Shares and records to Kelly's Coffee.

7. CONDITIONS PRECEDENT OF KELLY'S COFFEE TO EFFECT CLOSING. All obligations of Kelly's Coffee under this Agreement are subject to fulfillment prior to or as of the Closing Date, as follows:

         A. The representations and warranties by or on behalf of Kelly's Coffee contained in this Agreement or in any certificate or documents delivered to Kelly's Coffee pursuant to the provisions hereof shall be true in all material respects as of the time of Closing as though such representations and warranties were made at and as of such time.

         B.       Kelly's  Coffee shall have  performed  and  complied  with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         C.       All  instruments  and  documents  delivered to Kelly's  Coffee
                  pursuant  to  the   provisions   hereof  shall  be  reasonably
                  satisfactory to Kelly's Coffee's legal counsel.

8. CONDITIONS PRECEDENT OF HUDSON TO EFFECT CLOSING. All obligations of Hudson under this Agreement are subject to fulfillment prior to or as of the date of Closing, as follows:

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



         A. The representations and warranties by or on behalf of Hudson contained in this Agreement or in any certificate or documents delivered to Hudson pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.

         B. Hudson shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         C. All instruments and documents delivered to Hudson pursuant to the provisions hereof shall be reasonably satisfactory to Hudson's legal counsel.

9. DAMAGES AND LIMIT OF LIABILITY. Each party shall be liable, for any material breach of the representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform Agreement.

10. NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

11. INDEMNIFICATION PROCEDURES. If any claim is made by a party which would give rise to a right of indemnification under this paragraph, the party seeking indemnification (Indemnified Party) will promptly cause notice thereof to be delivered to the party from whom indemnification is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The Indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgement or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonably withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party and the approval of the Indemnifying Party will not be required for any settlement or consent or entry of judgement.

12. DEFAULT AT CLOSING. Notwithstanding the provisions hereof, if Hudson shall fail or refuse to deliver any of the Eagle Wireless Shares, or shall fail or refuse to consummate the transaction described in this Agreement prior to the Closing Date, such failure or refusal shall constitute a default by Hudson and Kelly's Coffee at its

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



option and without prejudice to its rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or
(b) terminate all of its obligations hereunder with respect to Hudson.

13. COSTS AND EXPENSES. Kelly's Coffee and Hudson shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. Kelly's Coffee and Hudson have been represented by their own attorneys in this transaction, and shall pay the fees of their attorneys, except as may be expressly set forth herein to the contrary.

14. NOTICES. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

         To Hudson:
         Hudson Consulting Group, Inc.
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101

         To Kelly's Coffee:
         Kelly's Coffee Group, Inc.
         268 West 400 South, Suite 300
         Salt Lake City, Utah 84101

15.      MISCELLANEOUS.

         A. FURTHER ASSURANCES. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such additional steps as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         B. WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

         C. BROKERS. Neither party has employed any brokers or finders with regard to this Agreement not disclosed herein.

         D. HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         E. COUNTERPARTS.   This Agreement may be executed simultaneously in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         F. GOVERNING LAW. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, notwithstanding any conflict-of-law provision to the contrary. Any suit, action or legal proceeding arising from or related to this Agreement shall be submitted for binding arbitration resolution to the American Arbitration Association, in Salt Lake City, Utah, pursuant to their Rules of Procedure or any other mutually agreed upon arbitrator. The parties agree to abide


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


by decisions rendered as final and binding, and each party irrevocably and unconditionally consents to the jurisdiction of such Courts in such suit, action or legal proceeding and waives any objection to the laying of venue in, or the jurisdiction of, said Courts.

         G. BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         H. ENTIRE AGREEMENT. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions express or implied, other than as set forth herein, have been made by any party.

         I. SEVERABILITY. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                          Hudson Consulting Group, Inc.

                                            a Nevada corporation

                          By:___/s/_______________________
                               Saundra Mc Fadden,
                                            Its: Vice President


                           Kelly's Coffee Group, Inc.,

                                            a Colorado corporation

                           By:__/s/_______________________

                                            Richard Surber
                                            Its:  President


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